Exhibit 10.62

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following purchase and sale agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Medford LLC and CHP Partners, LP
2.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Auburn Assisted Living LLC and CHP Partners, LP
3.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Beaverton LLC and CHP Partners, LP
4.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Billings LLC and CHP Partners, LP
5.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Boise LLC and CHP Partners, LP
6.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Albany Assisted Living, LLC (DBA Cambridge Terrace) and CHP Partners, LP
7.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Sandy Assisted Living LLC (DBA Cascadia Village) and CHP Partners, LP
8.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Five Rivers Assisted Living & Retirement Community, LLC and CHP Partners, LP
9.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Cottages L.L.C. and CHP Partners, LP
10.	Purchase and Sale Agreement dated as of August 21, 2013 by and between JILAR Enterprises L.L.C. and CHP Partners, LP
11.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Bend LLC and CHP Partners, LP
12.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Gresham Assisted Living LLC and CHP Partners, LP
13.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Idaho Falls LLC and CHP Partners, LP
14.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Longview Monticello, LLC and CHP Partners, LP
15.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Roseburg Assisted Living LLC (DBA Oak Park Assisted Living Community) and CHP Partners, LP
16.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Orchard Heights Senior Community, LLC and CHP Partners, LP
17.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Tualatin Assisted Living LLC (DBA Riverwood Assisted Living Residence) and CHP Partners, LP
18.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Yelm LLC and CHP Partners, LP
19.	Purchase and Sale Agreement dated as of August 21, 2013 by and between Southern Hills Assisted Living Community, LLC and CHP Partners, LP
20.	Purchase and Sale Agreement dated as of August 21, 2013 by and between MWSH Sparks LLC and CHP Partners, LP
21.	Purchase and Sale Agreement dated as of August 21, 2013 by and between West Hills Assisted Living Community LLC and CHP Partners, LP
22.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1718 East Fourth Street, L.P., CHP Partners, LP and First Title Insurance Company.
23.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1900 Randolph Road, L.P., CHP Partners, LP and First Title Insurance Company.

24.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1918 Randolph Road, L.P., CHP Partners, LP and First Title Insurance Company.
25.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1450 Matthews Township Parkway L.P., CHP Partners, LP and First Title Insurance Company.
26.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 10030 Gilead Road, L.P., CHP Partners, LP and First Title Insurance Company.
27.	Purchase and Sale Agreement dated as of September 18, 2014 by and among Spivey Station Physicians Center I, L.P., CHP Partners, LP and First Title Insurance Company.
28.	Purchase and Sale Agreement dated as of September 18, 2014 by and among Spivey Station ASC Building, L.P. and CHP Partners, LP and First Title Insurance Company.

The following assignment and assumption of purchase and sale agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Medford-Arbor Place OR Owner, LLC
2.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Beaverton OR Owner, LLC.
3.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Boise ID Owner, LLC.
4.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Tillamook-Five Rivers OR Owner, LLC.
5.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Bend-High Desert OR Owner, LLC.
6.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Gresham-Huntington Terrace OR Owner, LLC.
7.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Idaho Falls ID Owner, LLC.
8.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Salem-Orchard Heights OR Owner, LLC.
9.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Tualatin-Riverwood OR Owner, LLC.
10.	Assignment and Assumption of Purchase and Sale Agreement dated December 1, 2013, by and between CHP Partners, LP and CHP Salem-Southern Hills OR Owner, LLC.
11.	Assignment and Assumption of Purchase and Sale Agreement dated December 2, 2013, by and between CHP Partners, LP and CHP Sparks NV Owner, LLC.
12.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Vancouver-Bridgewood WA Owner, LLC.
13.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Longview-Monticello Park WA Owner, LLC.
14.	Assignment and Assumption of Purchase and Sale Agreement dated January 10, 2014, by and between CHP Partners, LP and CHP Yelm-Rosemont WA Owner, LLC.

The following management agreements were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Boise ID Tenant Corp.
2.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Idaho Falls ID Tenant Corp.

3.	Management Agreement dated December 2, 2013, by and between Morningstar Senior Management, LLC and CHP Sparks NV Tenant Corp.
4.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Beaverton OR Tenant Corp.
5.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Bend-High Desert OR Tenant Corp.
6.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tillamook-Five Rivers OR Tenant Corp.
7.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Tualatin-Riverwood OR Tenant Corp.
8.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Southern Hills OR Tenant Corp.
9.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Salem-Orchard Heights OR Tenant Corp.
10.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Gresham-Huntington Terrace OR Tenant Corp.
11.	Management Services Agreement dated December 1, 2013, by and between Prestige Senior Living, L.L.C. and CHP Medford-Arbor Place OR Tenant Corp.
12.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Vancouver-Bridgewood WA Tenant Corp.
13.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Longview-Monticello Park WA Tenant Corp.
14.	Management Agreement dated February 1, 2014, by and between Prestige Senior Living, L.L.C. and CHP Yelm-Rosemont WA Tenant Corp.
15.	Management Agreement dated as of March 28, 2014, by and between CHP Springs TX Tenant Corp. and Jerry Erwin Associates, Inc. (d/b/a JEA Senior Living)
16.	Management Agreement dated March 28, 2014, by and between CHP Park at Plainfield IL Tenant Corp. and Harbor Plainfield Management, LLC.

The following promissory notes were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.

Promissory Note dated December 2, 2013, made by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,625,282.00.

2.	Promissory Note dated December 2, 2013, made by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,686,032.00.
3.	Promissory Note dated December 2, 2013, made by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $20,634,027.00.
4.	Promissory Note dated December 2, 2013, made by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $22,026,026.00.
5.

Promissory Note dated December 2, 2013, made by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,115,731.00.

6.

Promissory Note dated December 2, 2013, made by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $8,378,715.00.

7.

Promissory Note dated December 2, 2013, made by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $18,843,689.00.

8.

Promissory Note dated December 2, 2013, made by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $12,954,716.00.

9.

Promissory Note dated December 2, 2013, made by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $4,707,856.00.

10.

Promissory Note dated December 2, 2013, made by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $7,873,017.00.

11.	Promissory Note dated December 2, 2013, made by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $24,974,323.00.
12.

Promissory Note dated February 3, 2014, made by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $13,774,226.00.

13.

Promissory Note dated February 3, 2014, made by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $19,218,858.00.

14.

Promissory Note dated February 3, 2014, made by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America in the principal amount of $9,924,763.00.

The following loan agreements/mortgages were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.

Deed of Trust, Security Agreement and Fixture filing (Arbor Place – First) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

2.

Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – First) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

3.

Deed of Trust and Security Agreement (Billings – First) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

4.

Deed of Trust, Security Agreement and Fixture filing (Boise – First) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

5.

Deed of Trust, Security Agreement and Fixture filing (Five Rivers – First) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

6.

Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – First) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

7.

Deed of Trust, Security Agreement and Fixture filing (Riverwood – First) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

8.

Deed of Trust, Security Agreement and Fixture filing (Southern Hills – First) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

9.

Deed of Trust and Security Agreement (Sparks – First) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

10.

Deed of Trust, Security Agreement and Fixture filing (High Desert – First) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

11.

Deed of Trust, Security Agreement and Fixture filing (Orchard Heights - First) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

12.

Deed of Trust, Security Agreement and Fixture filing (Arbor Place – Second) dated December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

13.

Deed of Trust, Security Agreement and Fixture filing (Beaverton Hills – Second) dated December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

14.

Deed of Trust and Security Agreement (Billings – Second) dated December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp., to American Title & Escrow for the benefit of The Prudential Insurance Company of America.

15.

Deed of Trust, Security Agreement and Fixture filing (Boise – Second) dated December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

16.

Deed of Trust, Security Agreement and Fixture filing (Five Rivers – Second) dated December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

17.

Deed of Trust, Security Agreement and Fixture filing (Idaho Falls – Second) dated December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

18.

Deed of Trust, Security Agreement and Fixture filing (Riverwood – Second) dated December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

19.

Deed of Trust, Security Agreement and Fixture filing (Southern Hills – Second) dated December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

20.

Deed of Trust and Security Agreement (Sparks – Second) dated December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

21.

Deed of Trust, Security Agreement and Fixture filing (High Desert - Second) dated December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

22.

Deed of Trust, Security Agreement and Fixture filing (Orchard Heights - Second) dated December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp., to First American Title Insurance Company for the benefit of The Prudential Insurance Company of America.

23.

Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – First) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

24.

Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – First) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

25.

Deed of Trust and Security Agreement With Fixture Filing (Rosemont – First) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

26.

Deed of Trust and Security Agreement With Fixture Filing (Bridgewood – Second) dated February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

27.

Deed of Trust and Security Agreement With Fixture Filing (Monticello Park – Second) dated February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

28.

Deed of Trust and Security Agreement With Fixture Filing (Rosemont – Second) dated February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp., to First American Title Insurance Company of America for the benefit of The Prudential Insurance Company of America.

29.	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of March 28, 2014, by CHP Springs TX Owner, LLC to Deborah Newman for the benefit of KeyBank National Association.
30.

Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Park at Plainfield) dated as of March 28, 2014, made by CHP Park at Plainfield IL Owner, LLC for the benefit of KeyBank National Association.

The following recourse liabilities guaranties were not filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp.

2.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp.

3.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp.

4.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp.

5.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp.

6.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp.

7.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp.

8.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp.

9.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp.

10.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp.

11.

Recourse Liabilities Guaranty executed December 2, 2013, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp.

12.

Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp.

13.

Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp.

14.

Recourse Liabilities Guaranty executed February 3, 2014, by CNL Healthcare Properties, Inc. to The Prudential Insurance Company of America relating to the indebtedness of CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp.

The following supplemental guaranty agreements have not been filed as exhibits to this annual report on Form 10-K pursuant to Instruction 2 of Item 601 of Regulation S-K.

1.	Supplemental Guaranty executed December 2, 2013, by CHP Medford-Arbor Place OR Owner, LLC and CHP Medford-Arbor Place OR Tenant Corp. to The Prudential Insurance Company of America.
2.	Supplemental Guaranty executed December 2, 2013, by CHP Beaverton OR Owner, LLC and CHP Beaverton OR Tenant Corp. to The Prudential Insurance Company of America.
3.	Supplemental Guaranty executed December 2, 2013, by CHP Tualatin-Riverwood OR Owner, LLC and CHP Tualatin-Riverwood OR Tenant Corp. to The Prudential Insurance Company of America.
4.	Supplemental Guaranty executed December 2, 2013, by CHP Billings MT Owner, LLC and CHP Billings MT Tenant Corp. to The Prudential Insurance Company of America.
5.	Supplemental Guaranty executed December 2, 2013, by CHP Boise ID Owner, LLC and CHP Boise ID Tenant Corp. to The Prudential Insurance Company of America.
6.	Supplemental Guaranty executed December 2, 2013, by CHP Tillamook-Five Rivers OR Owner, LLC and CHP Tillamook-Five Rivers OR Tenant Corp. to The Prudential Insurance Company of America.
7.	Supplemental Guaranty executed December 2, 2013, by CHP Bend-High Desert OR Owner, LLC and CHP Bend-High Desert OR Tenant Corp. to The Prudential Insurance Company of America.
8.	Supplemental Guaranty executed December 2, 2013, by CHP Idaho Falls ID Owner, LLC and CHP Idaho Falls ID Tenant Corp. to The Prudential Insurance Company of America.
9.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Orchard Heights OR Owner, LLC and CHP Salem-Orchard Heights OR Tenant Corp. to The Prudential Insurance Company of America.
10.	Supplemental Guaranty executed December 2, 2013, by CHP Salem-Southern Hills OR Owner, LLC and CHP Salem-Southern Hills OR Tenant Corp. to The Prudential Insurance Company of America.
11.	Supplemental Guaranty executed December 2, 2013, by CHP Sparks NV Owner, LLC and CHP Sparks NV Tenant Corp. to The Prudential Insurance Company of America.
12.	Supplemental Guaranty executed February 3, 2014, by CHP Vancouver-Bridgewood WA Owner, LLC and CHP Vancouver-Bridgewood WA Tenant Corp. to The Prudential Insurance Company of America.
13.	Supplemental Guaranty executed February 3, 2014, by CHP Longview-Monticello Park WA Owner, LLC and CHP Longview-Monticello Park WA Tenant Corp. to The Prudential Insurance Company of America.
14.	Supplemental Guaranty executed February 3, 2014, by CHP Yelm-Rosemont WA Owner, LLC and CHP Yelm-Rosemont WA Tenant Corp. to The Prudential Insurance Company of America.